UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2022

SUTRO BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38662	47-0926186
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Oyster Point Blvd,

South San Francisco, California, 94080

(Address of principal executive offices) (Zip Code)

(650) 881-6500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	STRO	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 6, 2022, Sutro Biopharma, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders and the following proposals were adopted:

1.

Election of four Class I directors, identified in the table below, each to serve a three-year term, which will expire at the 2025 Annual Meeting of Stockholders and until such time as their respective successors have been duly elected and qualified or until their earlier resignation or removal:

Nominees	Shares For	Shares Withheld	Broker Non-Votes
Michael Dybbs, Ph.D.	32,920,534	8,777,457	2,087,679
John G. Freund, M.D.	32,818,165	8,879,826	2,087,679
Heidi Hunter	41,185,010	512,981	2,087,679
Jon Wigginton, M.D.	32,831,715	8,866,276	2,087,679

2.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
43,752,354	l l,569	21,747	0

3.	Approval, on a non-binding advisory basis, the compensation of the Company’s named executive officers:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
40,921,442	759,278	17,271	2,087,679

4.	Approval, on a non-binding advisory basis, of the one-year option for the frequency of future votes on the compensation of the Company’s named executive officers:

One Year	Two Years	Three Years	Shares Abstaining	Broker Non-Votes
40,843,143	242,412	593,991	18,445	2,087,679

In accordance with the recommendation of the Board of Directors (“Board”), the Company’s stockholders approved, on an advisory basis, one-year as the frequency for holding future advisory votes to approve the compensation of the Company’s named executive officers. In light of such stockholder approval, the Board determined to hold an advisory vote on the compensation of the Company's named executive officers on an annual basis until the next required vote on the frequency of holding an advisory vote to approve the compensation of the Company’s named executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sutro Biopharma, Inc.

Date: June 7, 2022	By:	/s/ Edward Albini
Edward Albini
Chief Financial Officer